BOK FINANCIAL CORPORATION                                      Exhibit 99 (b)
 (In thousands, except ratio and per share data)

                                                           Period End Balances                          Average Balances
                                                  --------------------------------------      -------------------------------------
                                                                March 31,                            Quarter Ended March 31,
                                                  --------------------------------------      -------------------------------------
 BALANCE SHEETS                                        2005                  2004                  2005                 2004
                                                  ----------------     -----------------      ----------------    -----------------
 ASSETS
 Cash and due from banks                                $ 505,412             $ 554,511             $ 558,472            $ 482,558
 Trading securities                                        13,381                18,155                17,205               15,499
 Funds sold                                                14,861                12,800                30,003                7,995
 Securities:
   Available for sale                                   4,579,980             4,677,148             4,624,110            4,594,569
   Held for investment                                    224,425               198,679               221,694              193,929
                                                  ----------------     -----------------      ----------------    -----------------
 Total securities                                       4,804,405             4,875,827             4,845,804            4,788,498
 Loans:
   Commercial                                           4,590,846             4,319,665             4,521,492            4,316,205
   Commercial real estate                               1,717,785             1,619,225             1,691,379            1,618,109
   Residential mortgage                                 1,259,451             1,115,952             1,240,663            1,115,213
   Consumer                                               517,884               445,734               509,643              445,186
                                                  ----------------     -----------------      ----------------    -----------------
 Total loans                                            8,085,966             7,500,576             7,963,177            7,494,713
 Less reserve for loan losses                            (108,958)             (114,988)             (111,955)            (117,644)
                                                  ----------------     -----------------      ----------------    -----------------
 Total loans, net                                       7,977,008             7,385,588             7,851,222            7,377,069
 Premises and equipment, net                              172,118               173,079               171,852              174,040
 Accrued revenue receivable                                78,577                69,619                73,680               62,398
 Intangible assets, net                                   241,057               248,660               241,809              249,794
 Mortgage servicing rights, net                            50,105                42,352                45,570               46,263
 Real estate and other repossessed assets                   3,187                 5,954                 3,822                6,695
 Receivable on unsettled securities transactions           50,115                     -                 3,265                    -
 Bankers' acceptances                                      23,513                23,117                25,741               23,945
 Derivative contracts                                     720,087               230,464               427,837              171,394
 Other assets                                             336,080               134,836               256,632              140,704
                                                  ----------------     -----------------      ----------------    -----------------
 TOTAL ASSETS                                        $ 14,989,906          $ 13,774,962          $ 14,552,914         $ 13,546,852
                                                  ================     =================      ================    =================


 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                             $ 1,940,789           $ 1,921,263           $ 1,895,989          $ 1,643,638
   Interest-bearing transaction                         3,905,998             3,838,615             3,920,844            3,819,981
   Savings                                                166,323               178,088               159,276              174,958
   Time deposits                                        3,721,430             3,427,608             3,685,257            3,395,785
                                                  ----------------     -----------------      ----------------    -----------------
 Total deposits                                         9,734,540             9,365,574             9,661,366            9,034,362
 Federal funds purchased and
   repurchase agreements                                1,881,559             1,480,246             1,704,327            1,675,722
 Other borrowed funds                                     873,217             1,012,745               971,616            1,010,414
 Subordinated debenture                                   149,117               154,027               150,752              154,175
 Accrued interest, taxes, and expenses                     76,904                69,415                81,310               71,807
 Bankers' acceptances                                      23,513                23,117                25,741               23,945
 Due on unsettled securities transactions                       -                39,100                     -               57,903
 Derivative contracts                                     735,397               231,803               438,934              172,295
 Other liabilities                                        100,455               103,064               107,449               95,361
                                                  ----------------     -----------------      ----------------    -----------------
 TOTAL LIABILITIES                                     13,574,702            12,479,091            13,141,495           12,295,984
 Shareholders' Equity:
   Shareholders' equity                                 1,466,193             1,260,475             1,427,772            1,232,719
   Unrealized securities gains (losses)                   (50,989)               35,396               (16,353)              18,149
                                                  ----------------     -----------------      ----------------    -----------------
 TOTAL SHAREHOLDERS' EQUITY                             1,415,204             1,295,871             1,411,419            1,250,868
                                                  ----------------     -----------------      ----------------    -----------------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                              $ 14,989,906          $ 13,774,962          $ 14,552,914         $ 13,546,852
                                                  ================     =================      ================    =================

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
                                                                 For the Quarter Ended
                                                         --------------------------------------
                                                                       March 31,
                                                         --------------------------------------
 STATEMENTS OF EARNINGS                                       2005                  2004
                                                         ----------------     -----------------
 Interest revenue                                              $ 170,304             $ 146,337
 Interest expense                                                 62,710                43,130
                                                         ----------------     -----------------
 Net interest revenue                                            107,594               103,207
 Provision for credit losses                                       2,000                 7,027
                                                         ----------------     -----------------
 Net interest revenue after
   provision for credit losses                                   105,594                96,180

 Other operating revenue
   Brokerage and trading revenue                                  11,336                10,011
   Transaction card revenue                                       16,543                14,724
   Trust fees and commissions                                     16,016                13,709
   Service charges and fees on deposit accounts                   22,173                22,155
   Mortgage banking revenue, net                                   5,578                 7,744
   Leasing revenue                                                   673                   887
   Other revenue                                                   6,724                 6,624
                                                         ----------------     -----------------
  Total fees and commissions                                      79,043                75,854
   Gain on sale of other assets                                      972                   684
   Gain (loss) on securities, net                                 (2,637)                4,277
   Gain (loss) on derivatives, net                                   778                  (995)
                                                         ----------------     -----------------
   Total other operating revenue                                  78,156                79,820

 Other operating expense
   Personnel                                                      58,439                58,209
   Business promotion                                              4,430                 3,350
   Contribution of stock to BOK Charitable Foundation                  -                 4,125
   Professional fees and services                                  3,619                 3,899
   Net occupancy and equipment                                    12,094                11,851
   Data processing and communications                             15,099                14,641
   Printing, postage and supplies                                  3,615                 3,317
   Net (gains) losses and operating expenses
     on repossessed assets                                           308                   114
   Amortization of intangible assets                               1,537                 2,138
   Mortgage banking costs                                          3,613                 5,843
   Provision (recovery) for impairment of mortgage
     servicing rights                                             (5,624)                3,703
   Other expense                                                   5,029                 5,258
                                                         ----------------     -----------------
 Total other operating expense                                   102,159               116,448

 Income before taxes                                              81,591                59,552
 Federal and state income taxes                                   29,536                20,400
                                                         ----------------     -----------------

 Net Income                                                     $ 52,055              $ 39,152
                                                         ================     =================

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
                                                                 For the Quarter Ended
                                                         --------------------------------------
                                                                       March 31,
                                                         --------------------------------------
 FINANCIAL DATA                                               2005                  2004
                                                         ----------------     -----------------
  Capital:
   Average equity                                            $ 1,411,419           $ 1,250,868
   Period-end equity                                         $ 1,415,204           $ 1,295,871
   Risk-based capital ratios:
     Tier 1                                                       10.19%                 9.32%
     Total capital                                                11.78%                11.45%
   Leverage ratio                                                  8.36%                 7.34%

 Common stock:
   Book value per share                                          $ 23.54               $ 21.67
                                                         ================     =================

   Basic earnings per share                                       $ 0.87                $ 0.66
                                                         ================     =================

   Diluted earnings per share                                     $ 0.78                $ 0.59
                                                         ================     =================

 Period end common shares outstanding                         59,488,037            59,111,440

 Average shares outstanding:
     Basic                                                    59,432,812            59,051,210
     Diluted                                                  66,946,765            66,671,947

 Key ratios:
   Return on average assets                                        1.45%                 1.16%
   Return on average equity                                       14.96%                12.59%
   Net interest margin                                             3.46%                 3.46%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                             $ 49,803              $ 46,377
   Real estate and other repossessed assets                        3,187                 5,954
                                                         ----------------     -----------------
                 Total nonperforming assets                     $ 52,990              $ 52,331
                                                         ================     =================

   90 days past due                                              $ 6,782              $ 16,376
                                                         ================     =================

 Gross charge-offs                                               $ 5,824               $ 7,962
 Recoveries                                                        2,646                 2,134
                                                         ----------------     -----------------
 Net charge-offs                                                 $ 3,178               $ 5,828
                                                         ================     =================

 Key ratios:
   Reserve for loan losses to period end loans (A)                 1.35%                 1.55%
   Combined reserves for credit losses to period end loans (A)     1.57%                 1.75%
   Nonperforming assets to period
     end loans (A) and repossessed assets                          0.66%                 0.70%
   Net charge-offs (annualized) to average loans (A)               0.16%                 0.31%
   Reserve for loan losses to nonperforming loans                218.78%               247.94%
   Combined reserves for credit losses to nonperforming loans    252.88%               279.96%

 (A) Excluding residential mortgage loans held for sale.

                                                                 For the Quarter Ended
                                                         --------------------------------------
                                                                       March 31,
                                                         --------------------------------------
                                                              2005                  2004
                                                         ----------------     -----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions                  $ 12,754,728          $ 12,135,987
 Average total assets                                       $ 14,552,914          $ 13,546,852
 Average equity                                              $ 1,411,419           $ 1,250,868
 Average loans                                               $ 7,963,177           $ 7,494,713
 Average total deposits                                      $ 9,661,366           $ 9,034,362
 Average demand deposits                                     $ 1,895,989           $ 1,643,638
 Loans held for sale (Period end)                               $ 44,429              $ 83,556
 Loans held for sale (Average)                                  $ 39,990              $ 72,089
 Tax equivalent adjustment                                       $ 1,256               $ 1,197
 Preferred stock dividends - BOKF                                  $ 375                 $ 375
 Period end common shares O/S                                 59,488,037            59,111,440
 Period end fully diluted shares                              67,001,990            66,732,178
 Number of days in period                                             90                    91


 Tangible Book Value per Common Share                            $ 19.49               $ 17.46
                                                         ================     =================

 Stock Buy Back Program:
 Stock buy back # shares                                          29,700                     -
 Stock buy back account                                      $ 1,188,617                   $ -
                                                         ----------------     -----------------
   Average price per share                                       $ 40.02                   $ -
                                                         ================     =================

 Mortgage Banking:
   Mortgage servicing portfolio                              $ 3,883,004           $ 4,259,639
   Mortgage loan fundings during quarter                       $ 118,749             $ 159,641
   Mortgage loan refinances to total fundings                     31.09%                43.15%

 Trust Assets:
   Total trust assets                                       $ 25,381,814          $ 21,313,658